                         Annual Report October 31, 1999

Oppenheimer

Quest Capital
Value Fund, Inc.

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            The Right Way To Invest

CONTENTS

 1   President's Letter

 3   An Interview
     with Your Fund's
     Manager

 7   Fund Performance

12   FINANCIAL
     STATEMENTS

26   REPORT OF
     INDEPENDENT
     ACCOUNTANTS

27   Federal
     Income Tax
     Information

28   Officers and Trustees

29   OppenheimerFunds
     Family


REPORT HIGHLIGHTS

As it has for the past several years, the market generally SHUNNED VALUE STOCKS IN FAVOR OF LARGE-COMPANY GROWTH STOCKS and high-growth issues such as technology stocks.

The gradual worldwide economic recovery may soon bring an end to the trend for growth stocks by INCREASING DEMAND FOR THE PRODUCTS OF VALUE COMPANIES.

Over the long term, A BROADENING OF THE MARKET SEEMS INEVITABLE.

AVERAGE ANNUAL
TOTAL RETURNS
For the 1-Year Period
Ended 10/31/99*

Class A
Without         With
Sales Chg.      Sales Chg.
--------------------------
8.47%           2.23%

Class B
Without         With
Sales Chg.      Sales Chg.
--------------------------
7.83%           2.83%

Class C
Without         With
Sales Chg.      Sales Chg.
--------------------------
7.82%           6.82%



NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.

*See page 10 for further details.

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Quest Capital
Value Fund, Inc.


PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear shareholder,

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.

     In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.

     As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns, and overall, foreign stocks outperformed U.S. stocks in 1999.

     Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

     We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices.


                  1  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

In Europe, corporate restructuring has just begun, giving companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.

     Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.

     What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks, and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
November 19, 1999

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.


                  2  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

Q  HOW DID THE FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED
OCTOBER 31, 1999?

A. Oppenheimer Quest Capital Value Fund, Inc. which focused on mid-sized issuers of value stocks during the period, was challenged by a domestic stock market that favored the very largest stocks, growth stocks and technology issues. During the first half of the fiscal year, markets worldwide were feeling the effects of the 1998 Asian economic crisis. Investors flocked to stocks perceived as predictable, safe and liquid, and to those with the highest earnings growth rates. Giant-cap issues and technology stocks forged ahead, while value issues and the vast majority of small- and medium-sized companies made limited progress. The Fund's performance over its fiscal year reflects this environment.

HOW DID YOU MANAGE THE FUND DURING THIS PERIOD?

We emphasized companies selling below their fair value. In addition, the company's management must show above-average ability to maximize the value of the company's assets. In particular, we look at free cash flow, which can be used to buy back stock, pay down debt, generate internal growth or pay dividends. We believe that the stock of a company with these characteristics may move closer to its fair value as the market recognizes the company's strengths or its sector returns to favor.

     For example, the Fund's top holding as of October 31, 1999, was MCI Worldcom, Inc. Although the stock was hurt by the general downturn in the market early in the fiscal year, it has bounced back and continues to show promise. More recently, the company announced plans to merge with Sprint. We view this as a good move on management's part. The two organizations have complementary strengths, and the merger could result in excellent cost savings and one of the United States' biggest telecommunications companies.


                  3  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

"WE'RE MUCH MORE CONCERNED WITH TRENDS AT THE INDIVIDUAL COMPANIES WE FOLLOW, SUCH AS HOW WELL MANAGEMENT IS DEPLOYING FREE CASH FLOW TO ENHANCE SHAREHOLDER VALUE."


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

MCI WorldCom, Inc. also exemplifies another feature of the Fund. Due to our intensive research process, only perhaps 100 or so value stocks, a relatively small number by industry standards, make it onto our preliminary approved list. Then, we generally only select 20 of the most promising of these companies for the Fund, making the portfolio more concentrated than most. When a stock that represents a major position in the portfolio excels, as MCI WorldCom, Inc. has done, it can have a very strong impact on the Fund's performance. Conversely, if the same stock declined in value, it would have significant negative impact on the Fund's performance.

WHAT OTHER STOCKS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Computer Associates International, Inc. is a classic case of a stock that was downtrodden by broader market events and has rebounded as investors came to understand the company's potential. A leading software developer providing some very innovative products, Computer Associates International, Inc. was among the first companies to express concern about Y2K and its impact on earnings. The company's honesty depressed the stock severely in mid-1998, until its competitors also owned up to Y2K issues and reported lower-thananticipated earnings. The stock has since recovered and, in our opinion, may well achieve its true potential in 2000. It is a very efficient business, with potential to grow at 20% annually over the coming 12 to 18 months.


                  4  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/99(1)

Class A
1-Year     5-Year    10-Year
-------------------------------
4.45%      12.98%    12.97%


Class B              Since
1-Year     5-Year    Inception
-------------------------------
5.18%      N/A       8.91%

Class C              Since
1-Year     5-Year    Inception
-------------------------------
9.14%      N/A       9.75%


WHICH ISSUES OR SECTORS PROVED DISAPPOINTING?

As a general rule, we won't target sectors. If the Fund has a higher concentration in a specific industry, it is largely the result of our individual security selection. With that said, the more disappointing holdings in the portfolio were financial and healthcare companies.

     Countrywide Credit Industries, Inc. (CCI) is the parent company of Countrywide Home Loans. As interest rates rose during the second half of the fiscal year, investors pummeled the stocks of mortgage originators, including CCI. In our view, this is "market misunderstanding." CCI's revenues now derive from mortgage origination and servicing as well as property/casualty insurance; title, appraisal and home inspection services; and securities brokerage. CCI has effectively used new technologies to broaden its market. We consider it a tremendous value and have maintained its top-10 position in the portfolio.

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND OVER THE COMING MONTHS?

Over the long term, a broadening of the market seems inevitable. The relatively few stocks that have led the market for some time now appear seriously overvalued. As investors come to that realization, we believe they will look for alternatives that may not have as far to fall or, more importantly, have more room to appreciate without becoming overvalued.









1. See page 10 for further details.

                  5  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

[PIE CHART]

SECTOR ALLOCATION(2)

- Financial                  22.3%
- Consumer Staples           21.9
- Communication Services     18.6
- Consumer Cyclicals         18.1
- Technology                  7.1
- Transportation              5.2
- Healthcare                  3.2
- Basic Materials             2.1
- Capital Goods               1.5


     As shareholders were previously advised, the Directors of the Fund approved, on June 1, 1999, a reorganization of the Fund with and into Oppenheimer Quest Balanced Value Fund. Details of the proposed reorganization are set forth in proxy materials dated September 13, 1999, that were sent to Fund shareholders of record on August 19, 1999. The reorganization is conditioned upon Fund shareholders approval. In the event Fund shareholders approval is not received, the Board will consider other alternatives.


TOP 10 STOCK HOLDINGS(2)
--------------------------------------------------------------------------------
MCI WorldCom, Inc.                                                        18.6%
--------------------------------------------------------------------------------
H&R Block, Inc.                                                            8.8
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                                     8.5
--------------------------------------------------------------------------------
AMFM, Inc.                                                                 8.0
--------------------------------------------------------------------------------
WPP Group plc, Sponsored ADR                                               6.3
--------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                                        5.8
--------------------------------------------------------------------------------
Canadian Pacific Ltd.                                                      5.2
--------------------------------------------------------------------------------
Household International, Inc.                                              4.9
--------------------------------------------------------------------------------
Computer Associates International, Inc.                                    4.7
--------------------------------------------------------------------------------
Tricon Global Restaurants, Inc.                                            4.2


TOP 5 INDUSTRIES(2)
--------------------------------------------------------------------------------
Telecommunications: Long Distance                                         18.6%
--------------------------------------------------------------------------------
Broadcasting                                                              13.5
--------------------------------------------------------------------------------
Consumer Services                                                         11.8
--------------------------------------------------------------------------------
Insurance                                                                 11.6
--------------------------------------------------------------------------------
Diversified Financial                                                     10.7




2. Portfolio is subject to change. Percentages are as of October 31, 1999, and are based on total market value of common stock.


                  6  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE During the fiscal year that ended October 31, 1999, Oppenheimer Quest Capital Value Fund, Inc. did not keep pace with the broader U.S. stock market, as measured by such indices as the Standard & Poor's (S&P) 500 Index. Throughout most of the 12-month period, investors continued to favor a relatively few stocks, primarily those of the largest and most stable companies and technology companies with very high earnings growth rates. Instead of investing in these high-flying stocks, which, in many cases, stand to lose substantial value in the event of a market correction, we continued to seek out middle-sized companies with good management and reasonable price-earnings ratios. Such companies may not be as vulnerable to a market decline and, most importantly, offer more room for appreciation without undue risk. The Fund's portfolio and its portfolio manager's strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1999. In the case of Class A shares (formerly Capital Shares) performance is measured over a 10-year period, and in the case of Class B and Class C, performance is measured from inception of those classes on March 3, 1997. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                  7  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FUND PERFORMANCE
--------------------------------------------------------------------------------


[The following table was originally a line graph in the printed materials.]

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Capital Value Fund, Inc. (Class A) and S&P 500 Index


           Oppenheimer Quest Capital Value Fund,Inc.
                         Class A                      S&P 500 Index
12/31/88                $ 9425                          $ 10000
12/31/89                 14237                            12301
12/31/90                 13274                            11920
12/31/91                 18419                            15543
12/31/92                 23002                            16726
12/31/93                 24685                            18410
12/31/94                 23918                            18651
12/31/95                 32099                            25649
12/31/96                 37958                            31528
10/31/97(1)              42285                            39500
10/31/98                 47899                            48192
10/31/99                 51956                            60557

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 10/31/99(2)
1-YEAR 2.23%       5-YEAR 14.12%        10-YEAR 13.90%


[The following table was originally a line graph in the printed materials.]

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Capital Value Fund, Inc. (Class B) and S&P 500 Index


           Oppenheimer Quest Capital Value Fund,Inc.
                         Class B                      S&P 500 Index
  3/3/97               $ 10000                          $ 10000
10/31/97                 11180                            11700
10/31/98                 12582                            14275
10/31/99                 13298                            17937

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 10/31/99(2)
1-YEAR 2.83%       LIFE 11.31%


                  8  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

[The following table was originally a line graph in the printed materials.]

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Quest Capital Value Fund, Inc. (Class C) and S&P 500 Index


           Oppenheimer Quest Capital Value Fund,Inc.
                         Class C                      S&P 500 Index
3/3/97                   $ 10000                          $ 10000
10/31/97                   11182                            11700
10/31/98                   12578                            14275
10/31/99                   13563                            17937

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 10/31/99(2)
1-YEAR 6.82%       LIFE 12.13%












The performance information for the S&P 500 Index in the graphs begins on 12/31/88 for Class A and 2/28/97 for both Class B and Class C.

1. The Fund changed its fiscal year end from 12/31 to 10/31.
2. See page 10 for further details.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                  9  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

The Fund's investment advisor is OppenheimerFunds, Inc., and its sub-advisor is OpCap Advisors (the Fund's advisor until 2/28/97). The Fund commenced operations on 2/13/87 as a closed-end investment company, formerly named Quest for Value Dual Purpose Fund, Inc., with a dual purpose structure and two classes of shares, Income shares and Capital shares. Under the prior dual purpose structure, Capital shares were entitled to all gains and losses on all Fund assets and no expenses were allocated to such shares; the Income shares bore all of the Fund's operating expenses. On 1/31/97, the Fund redeemed its Income shares, which are no longer outstanding, and its dual purpose structure terminated. On 3/3/97, the Fund converted from a closed-end fund to an open-end fund, and its outstanding Capital shares were designated as Class A shares now bearing their allocable share of the Fund's expenses.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A shares of the Fund were first publicly offered on 2/13/87. Class A shares total returns reflect the historical performance of the Class A shares of the Fund (formerly Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers). Average annual total returns for Class A shares include the current 5.75% maximum initial sales charge. Class A shares are subject to an annual 0.25% asset-based sales charge.

CLASS B shares of the Fund were first publicly offered on 3/3/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 3/3/97. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.


                 10  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIALS
--------------------------------------------------------------------------------








                 11  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  October 31, 1999
--------------------------------------------------------------------------------

                                                                    MARKET VALUE
                                                     SHARES           SEE NOTE 1
================================================================================
 COMMON STOCKS--94.1%
--------------------------------------------------------------------------------
 BASIC MATERIALS--2.0%
--------------------------------------------------------------------------------
 CHEMICALS--2.0%
 Du Pont (E.I.) De Nemours & Co.                     76,000          $ 4,897,250
--------------------------------------------------------------------------------
 CAPITAL GOODS--1.4%
--------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--1.4%
 Jabil Circuit, Inc.(1)                              65,000            3,396,250
--------------------------------------------------------------------------------
 COMMUNICATION SERVICES--17.5%
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS: LONG DISTANCE--17.5%
 MCI WorldCom, Inc.(1)                              500,000           42,906,250
--------------------------------------------------------------------------------
 CONSUMER CYCLICALS--17.0%
--------------------------------------------------------------------------------
 CONSUMER SERVICES--11.1%
 H&R Block, Inc.                                    475,000           20,217,187
--------------------------------------------------------------------------------
 Young & Rubicam, Inc.                              154,000            7,045,500
                                                                   -------------
                                                                      27,262,687

--------------------------------------------------------------------------------
 MEDIA--5.9%
 WPP Group plc, Sponsored ADR                       132,000           14,503,500
--------------------------------------------------------------------------------
 CONSUMER STAPLES--20.7%
--------------------------------------------------------------------------------
 BROADCASTING--12.7%
 AMFM, Inc.(1)                                      263,000           18,410,000
--------------------------------------------------------------------------------
 AT&T--Liberty Media Group, Series A(1)             197,000            7,818,437
--------------------------------------------------------------------------------
 Emmis Communications Corp., Cl. A(1)                67,000            4,832,375
                                                                   -------------
                                                                      31,060,812

--------------------------------------------------------------------------------
 ENTERTAINMENT--6.3%
 McDonald's Corp.                                   140,000            5,775,000
--------------------------------------------------------------------------------
 Tricon Global Restaurants, Inc.(1)                 239,000            9,604,812
                                                                   -------------
                                                                      15,379,812

--------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--1.7%
 Kroger Co.(1)                                      200,000            4,162,500
--------------------------------------------------------------------------------
 FINANCIAL--20.9%
--------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--10.0%
 Countrywide Credit Industries, Inc.                391,300           13,279,744
--------------------------------------------------------------------------------
 Household International, Inc.                      255,000           11,379,375
                                                                   -------------
                                                                      24,659,119

--------------------------------------------------------------------------------
 INSURANCE--10.9%
 ACE Ltd.                                           375,000            7,289,063
--------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                             363,870           19,535,271
--------------------------------------------------------------------------------
                                                                      26,824,334


                 12  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                                                                    MARKET VALUE
                                                     SHARES           SEE NOTE 1
--------------------------------------------------------------------------------
 HEALTHCARE--3.1%
--------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--3.1%
 Cardinal Health, Inc.                              174,039        $   7,505,432
--------------------------------------------------------------------------------
 TECHNOLOGY--6.6%
--------------------------------------------------------------------------------
 COMPUTER SOFTWARE--4.4%
 Computer Associates International, Inc.            193,000           10,904,500
--------------------------------------------------------------------------------
 ELECTRONICS--2.2%
 Flextronics International Ltd.(1)                   76,000            5,396,000
--------------------------------------------------------------------------------
 TRANSPORTATION--4.9%
--------------------------------------------------------------------------------
 RAILROADS & TRUCKERS--4.9%
 Canadian Pacific Ltd.                              509,000           11,993,313
                                                                   -------------
Total Common Stocks (Cost $157,499,664)                             230,851,759
                                                       FACE
                                                     AMOUNT
================================================================================
 SHORT-TERM NOTES--4.0%(2)

 Federal Home Loan Bank, 5.16%, 11/1/99
   (Cost $9,687,000)                             $9,687,000            9,687,000
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE
   (COST $167,186,664)                                 98.1%         240,538,759
--------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                        1.9            4,721,585
--------------------------------------------------------------------------------
 NET ASSETS                                           100.0%        $245,260,344
                                                      ==========================







FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                 13  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  October 31, 1999
--------------------------------------------------------------------------------


================================================================================
 ASSETS

 Investments, at value (cost $167,186,664)
   --see accompanying statement                                  $ 240,538,759
--------------------------------------------------------------------------------
 Cash                                                                    1,811
--------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                    6,584,175
 Shares of capital stock sold                                          128,370
 Interest and dividends                                                 61,153
 Other                                                                  18,554
                                                                  --------------
 Total assets                                                      247,332,822

================================================================================
 LIABILITIES

 Payables and other liabilities:
 Shares of capital stock redeemed                                    1,822,763
 Shareholder reports                                                    78,671
 Distribution and service plan fees                                     49,930
 Transfer and shareholder servicing agent fees                          33,153
 Directors' compensation                                                27,503
 Other                                                                  60,458
                                                                  --------------
 Total liabilities                                                   2,072,478

================================================================================
 NET ASSETS                                                       $245,260,344
                                                                  ==============

================================================================================
 COMPOSITION OF NET ASSETS

 Par value of shares of capital stock                             $        730
--------------------------------------------------------------------------------
 Additional paid-in capital                                        131,168,440
--------------------------------------------------------------------------------
 Overdistributed net investment income                                 (27,348)
--------------------------------------------------------------------------------
 Accumulated net realized gain on investments and
 foreign currency transactions                                      40,766,427
--------------------------------------------------------------------------------
 Net unrealized appreciation on investments                         73,352,095
                                                                  --------------
 Net assets                                                       $245,260,344
                                                                  ==============

================================================================================
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share
 (based on net assets of $224,994,660 and 6,684,899
 shares of capital stock outstanding)                                   $33.66
 Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                          $35.71
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge)
 and offering price per share (based on net
 assets of $15,633,921 and 472,713 shares of
 capital stock outstanding)                                             $33.07
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge)
 and offering price per share (based on net
 assets of $4,631,763 and 139,956 shares of
 capital stock outstanding)                                             $33.09

 See accompanying Notes to Financial Statements.


                 14  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

================================================================================
 INVESTMENT INCOME

 Dividends (net of foreign withholding taxes of $52,027)            $2,245,551
--------------------------------------------------------------------------------
 Interest                                                            1,606,923
                                                                  --------------
 Total income                                                        3,852,474

================================================================================
 EXPENSES

 Management fees                                                     2,747,591
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                             1,282,754
 Class B                                                               140,949
 Class C                                                                41,121
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                         297,795
--------------------------------------------------------------------------------
 Directors' compensation                                                36,655
--------------------------------------------------------------------------------
 Custodian fees and expenses                                            13,928
--------------------------------------------------------------------------------
 Other                                                                 231,188
                                                                  --------------
 Total expenses                                                      4,791,981
 Less expenses paid indirectly                                          (5,018)
 Less reimbursement of expenses by OppenheimerFunds, Inc.             (341,587)
                                                                  --------------
 Net expenses                                                        4,445,376

================================================================================
 NET INVESTMENT LOSS                                                  (592,902)

================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                        40,777,820
 Foreign currency transactions                                             (95)
                                                                  --------------
 Net realized gain                                                  40,777,725

--------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on
 investments                                                       (17,928,558)
                                                                  --------------
 Net realized and unrealized gain                                   22,849,167

================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $22,256,265
                                                                  ==============

 See accompanying Notes to Financial Statements.


                 15  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED OCTOBER 31,                                                                  1999                1998
===================================================================================================================
 OPERATIONS

 Net investment income (loss)                                                  $     (592,902)       $    327,290
-------------------------------------------------------------------------------------------------------------------
 Net realized gain                                                                 40,777,725           8,958,278
-------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                            (17,928,558)         27,834,805
                                                                               ------------------------------------
 Net increase in net assets resulting from operations                              22,256,265          37,120,373
===================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                                             (307,305)         (1,033,878)
 Class B                                                                                   --              (2,195)
 Class C                                                                                   --                (816)
-------------------------------------------------------------------------------------------------------------------
 Dividends in excess of net investment income:
 Class A                                                                               (9,331)                 --
-------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                           (8,501,109)       (111,344,042)
 Class B                                                                             (348,968)           (438,272)
 Class C                                                                             (104,618)           (247,999)

===================================================================================================================
 CAPITAL STOCK TRANSACTIONS

 Net increase (decrease) in net assets resulting from
 capital stock transactions:
 Class A                                                                          (50,247,046)         (5,120,973)
 Class B                                                                            5,772,397           8,589,646
 Class C                                                                            1,547,304           2,372,167

===================================================================================================================
 NET ASSETS

 Total decrease                                                                   (29,942,411)        (70,105,989)
-------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                              275,202,755         345,308,744
                                                                               ------------------------------------
 End of period [including undistributed (overdistributed) net investment
 income of $(27,348) and $307,305, respectively]                                 $245,260,344        $275,202,755
                                                                               ====================================





 See accompanying Notes to Financial Statements.

                 16  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             YEAR                                       YEAR
                                                                             ENDED                                      ENDED
                                                                           OCT. 31,                                  DEC. 31,
 CLASS A                                               1999        1998     1997(1)          1996         1995           1994
-----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                $32.11      $41.63      $37.25        $33.65       $25.79         $27.09
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                          (.06)        .05         .44            --           --             --
 Net realized and unrealized gain (loss)               2.70        4.28        3.93          6.91         9.46           (.38)
 Provision/reduction for corporate income taxes
 on net realized long-term capital gain                  --          --         .01         (3.31)       (1.57)          (.53)
                                                   --------------------------------------------------------------------------------
 Total income (loss) from investment operations        2.64        4.33        4.38          3.60         7.89           (.91)
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                  (.04)       (.13)         --            --           --             --
 Dividends in excess of net investment income            --(2)       --          --            --           --             --
 Distributions from net realized gain                 (1.05)     (13.72)         --            --           --             --
 Distributions from net realized short-term gain         --          --          --            --         (.03)          (.39)
                                                   --------------------------------------------------------------------------------
 Total dividends and distributions to shareholders    (1.09)     (13.85)         --            --         (.03)          (.39)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $33.66      $32.11      $41.63        $37.25       $33.65         $25.79
                                                   ================================================================================
 Market value, end of period                            N/A         N/A         N/A        $36.13       $31.88         $23.00
                                                   ================================================================================
===================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                   8.47%      13.28%      11.76%        20.46%(4)    36.68%(4)      (1.29)%(4)

===================================================================================================================================
 TOTAL RETURN, AT MARKET VALUE(5)                       N/A         N/A         N/A         23.63%       45.58%          0.89%

===================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)          $224,995    $262,669    $343,329      $879,934     $815,179       $673,742
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $256,450    $280,821    $434,401      $883,395          N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(6)
 Net investment income (loss)                         (0.17)%      0.13%       1.28%(7)      2.82%        3.20%          3.47%
 Expenses, before voluntary assumption
 or reimbursement                                      1.71%       1.67%(8)    1.54%(7,8)    0.72%(8)     0.73%(8)       0.74%
 Expenses, after voluntary assumption
 or reimbursement                                      1.58%       1.29%       1.11%(7)       N/A          N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(9)                              79%         30%         34%           74%          72%            45%




1. For the ten months ended October 31, 1997, for Class A shares (formerly Capital Shares). On February 28, 1997, OppenheimerFunds, Inc. became the investment advisor to the Fund and on March 3, 1997, the Fund was converted from a closed-end fund to an open-end fund, and Capital Shares were redesignated as Class A shares. The Fund changed its fiscal year end from December 31 to October 31.

2. Less than $0.005 per share.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to March 3, 1997, the Fund operated as a closed-end investment company and total return was calculated based on market value.

See accompanying Notes to Financial Statements.


                 17  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

 FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

 CLASS B         YEAR ENDED OCTOBER 31,                                           1999          1998         1997(10)
=====================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                                           $31.71        $41.41       $37.04
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                                     (.19)         (.06)         .01
 Net realized and unrealized gain (loss)                                          2.60          4.15         4.36
 Provision/reduction for corporate income taxes
 on net realized long-term capital gain                                             --            --           --
                                                                               --------------------------------------
 Total income (loss) from investment operations                                   2.41          4.09         4.37
---------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                                               --          (.07)          --
 Dividends in excess of net investment income                                       --(2)         --           --
 Distributions from net realized gain                                            (1.05)       (13.72)          --
 Distributions from net realized short-term gain                                    --            --           --
                                                                               --------------------------------------
 Total dividends and distributions to shareholders                               (1.05)       (13.79)          --
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $33.07        $31.71       $41.41
                                                                               ======================================
 Market value, end of period                                                       N/A           N/A          N/A
                                                                               ======================================
=====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                                              7.83%        12.54%       11.80%

=====================================================================================================================
 TOTAL RETURN, AT MARKET VALUE(5)                                                  N/A           N/A          N/A

=====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                                      $15,634        $9,562       $1,208
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                             $14,112        $4,586       $  552
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(6)
 Net investment income (loss)                                                    (0.80)%       (0.57)%       0.07%
 Expenses, before voluntary assumption
 or reimbursement                                                                 2.27%         2.24%(8)     2.14%(8)
 Expenses, after voluntary assumption
 or reimbursement                                                                 2.19%         2.01%        1.86%
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(9)                                                         79%           30%          34%




4. Total returns of Class A shares (formerly, the Capital Shares) at net asset value for periods prior to March 3, 1997, the date the Fund converted to an open-end fund, are not audited and have not been restated to reflect the fees and expenses (without giving effect to fee waivers) to which the Fund became subject on March 3, 1997. Had such a restatement been made, total returns (unaudited) at net asset value for each of the years ended December 31, 1996, 1995 and 1994 would have been 18.25%, 34.20% and (3.11)%, respectively.

5. Change in market price assuming reinvestment of short-term capital gains distributions, if any, at payable date and federal taxes paid on long-term capital gains on year end (both at market).

6. Annualized for periods of less than one full year.

7. Due to the change from the Fund's dual purpose structure and conversion from a closed-end to an open-end fund, the ratios for Class A shares are not necessarily comparable to those of prior periods.

See accompanying Notes to Financial Statements.


                 18  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

 CLASS C         YEAR ENDED OCTOBER 31,                                           1999          1998         1997(10)
=====================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                                           $31.73        $41.42       $37.04
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                                     (.17)         (.13)         .01
 Net realized and unrealized gain (loss)                                          2.58          4.21         4.37
 Provision/reduction for corporate income taxes
 on net realized long-term capital gain                                             --            --           --
                                                                               --------------------------------------
 Total income (loss) from investment operations                                   2.41          4.08         4.38
---------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                                               --          (.05)          --
 Dividends in excess of net investment income                                       --(2)         --           --
 Distributions from net realized gain                                            (1.05)       (13.72)          --
 Distributions from net realized short-term gain                                    --            --           --
                                                                               --------------------------------------
 Total dividends and distributions to shareholders                               (1.05)       (13.77)          --
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $33.09        $31.73       $41.42
                                                                               ======================================
 Market value, end of period                                                       N/A           N/A          N/A
                                                                               ======================================
=====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                                              7.82%        12.49%       11.82%

=====================================================================================================================
 TOTAL RETURN, AT MARKET VALUE(5)                                                  N/A           N/A          N/A

=====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                                       $4,632        $2,972         $773
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                              $4,117        $1,582         $372
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(6)
 Net investment income (loss)                                                    (0.80)%       (0.58)%       0.06%
 Expenses, before voluntary assumption
 or reimbursement                                                                 2.26%         2.23%(8)     2.13%(8)
 Expenses, after voluntary assumption
 or reimbursement                                                                 2.18%         2.01%        1.85%
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(9)                                                         79%           30%          34%




8. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $198,537,189 and $210,338,096, respectively.

10. For the period from March 3, 1997 (inception of offering of shares) to October 31, 1997.

See accompanying Notes to Financial Statements.


                 19  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                 20  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 1999, a provision of $21,533 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $27,350 as of October 31, 1999.

     The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Directors in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to share-holders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1999, amounts have been reclassified to reflect a decrease in additional paid-in capital of $574,980, a decrease in overdistributed net investment income of $574,885, and an increase in accumulated net realized gain on investments of $95.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


                 21  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS   Continued
--------------------------------------------------------------------------------


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. CAPITAL STOCK

The Fund has authorized one billion shares of $.0001 par value capital stock. Transactions in shares of capital stock were as follows:

                                              YEAR ENDED OCTOBER 31, 1999             YEAR ENDED OCTOBER 31, 1998
                                               SHARES              AMOUNT              SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                         894,668        $ 30,627,545             945,259         $ 29,059,913
 Dividends and/or
 distributions reinvested                     144,048           4,517,359           1,567,868           46,330,517
 Redeemed                                  (2,534,704)        (85,391,950)         (2,579,261)         (80,511,403)
                                           -------------------------------------------------------------------------
 Net decrease                              (1,495,988)       $(50,247,046)            (66,134)        $ (5,120,973)
                                           =========================================================================
--------------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                         261,960        $  8,822,662             356,498         $ 11,089,979
 Dividends and/or
 distributions reinvested                      10,930             338,535              13,702              402,300
 Redeemed                                    (101,752)         (3,388,800)            (97,788)          (2,902,633)
                                           -------------------------------------------------------------------------
 Net increase                                 171,138        $  5,772,397             272,412         $  8,589,646
                                           =========================================================================
--------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                          91,282        $  3,067,730              85,612         $  2,722,308
 Dividends and/or
 distributions reinvested                       3,016              93,518               5,959              175,123
 Redeemed                                     (48,008)         (1,613,944)            (16,559)            (525,264)
                                           -------------------------------------------------------------------------
 Net increase                                  46,290        $  1,547,304              75,012         $  2,372,167
                                           =========================================================================


================================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of October 31, 1999, net unrealized appreciation on securities of $73,352,095 was composed of gross appreciation of $74,488,960, and gross depreciation of $1,136,865.


                 22  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million and 0.85% of average annual net assets in excess of $800 million. Pursuant to the Agreement, until February 28, 1999, the Manager waived the following portion of the advisory fee: 0.15% of the first $200 million of average annual net assets, 0.40% of the next $200 million, 0.30% of the next $400 million and 0.25% of average annual net assets over $800 million. For the year ended October 31, 1999, the waiver amounted to $208,335. The Fund's management fee for the year ended October 31, 1999 was 1.00% of the average annual net assets for each class of shares, before the voluntary waiver of the Manager.

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1999, the Manager paid $1,015,666 to the Sub-Advisor.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1999, the Fund paid OFS $286,570.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                    AGGREGATE          CLASS A        COMMISSIONS      COMMISSIONS      COMMISSIONS
                                    FRONT-END        FRONT-END         ON CLASS A       ON CLASS B       ON CLASS C
                                SALES CHARGES    SALES CHARGES             SHARES           SHARES           SHARES
                                   ON CLASS A      RETAINED BY        ADVANCED BY      ADVANCED BY      ADVANCED BY
 YEAR ENDED                            SHARES      DISTRIBUTOR     DISTRIBUTOR(1)   DISTRIBUTOR(1)    DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------------------
 October 31, 1999                    $275,544          $66,902          $72,675         $253,910          $22,634

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                      CLASS A                           CLASS B                           CLASS C
                          CONTINGENT DEFERRED               CONTINGENT DEFERRED               CONTINGENT DEFERRED
                                SALES CHARGES                     SALES CHARGES                     SALES CHARGES
 YEAR ENDED           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------------
 October 31, 1999                      $2,081                           $37,829                            $4,146


                 23  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
-----------------------------------------------------------------------------
================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A DISTRIBUTION AND SERVICE PLAN FEES. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.25% of average annual net assets of Class A shares of the Fund. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. The Distributor had voluntarily agreed to waive 0.15% of the distribution fee payable under the plan until February 28, 1999. For the year ended October 31, 1999, the waiver amounted to $133,252. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $1,149,502, all of which was paid by the Distributor to recipients. That included $6,019 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.


                 24  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:

                                                                                DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                                    AGGREGATE       UNREIMBURSED
                                                                                 UNREIMBURSED       EXPENSES AS %
                                       TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                                           UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
-----------------------------------------------------------------------------------------------------------------
 Class B Plan                                $140,949            $127,676            $539,009               3.45%
 Class C Plan                                  41,121              27,656              51,019                1.10
=================================================================================================================

5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended October 31, 1999.


                 25  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


================================================================================
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Capital Value Fund, Inc. (the Fund) at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PRICEWATERHOUSECOOPERS LLP



Denver, Colorado
November 19, 1999


                 26  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------


================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $1.0892, $1.0499 and $1.0499 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 15, 1998, of which $1.0499 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     None of the dividends paid by the Fund during the fiscal year ended October 31, 1999, are eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                 27  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
--------------------------------------------------------------------------------


=======================================================================================================
OFFICERS AND TRUSTEES            Bridget A. Macaskill, Chairman of the Board of Directors and President
                                 Paul Y. Clinton, Director
                                 Thomas W. Courtney, Director
                                 Robert G. Galli, Director
                                 Lacy B. Herrmann, Director
                                 George Loft, Director
                                 O. Leonard Darling, Vice President
                                 Andrew J. Donohue, Secretary
                                 Brian W. Wixted, Treasurer
                                 Robert G. Zack, Assistant Secretary
                                 Robert J. Bishop, Assistant Treasurer
                                 Scott T. Farrar, Assistant Treasurer

=======================================================================================================
INVESTMENT ADVISOR               OppenheimerFunds, Inc.

=======================================================================================================
SUB-ADVISOR                      OpCap Advisors

=======================================================================================================
DISTRIBUTOR                      OppenheimerFunds Distributor, Inc.

=======================================================================================================
TRANSFER AND SHAREHOLDER         OppenheimerFunds Services
SERVICING AGENT

=======================================================================================================
CUSTODIAN OF                     Citibank, N.A.
PORTFOLIO SECURITIES

=======================================================================================================
INDEPENDENT ACCOUNTANTS          PricewaterhouseCoopers LLP

=======================================================================================================
LEGAL COUNSEL                    Mayer, Brown & Platt

                                 This is a copy of a report to shareholders of Oppenheimer Quest Capital
                                 Value Fund, Inc. This report must be preceded or accompanied by a
                                 Prospectus of Oppenheimer Quest Capital Value Fund, Inc. For material information concerning the Fund, see the Prospectus.

                                 SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK,
                                 ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER
                                 AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE
                                 PRINCIPAL AMOUNT INVESTED.


                 28  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------


=======================================================================================================
GLOBAL EQUITY

                                  Developing Markets Fund                 Global Fund
                                  International Small Company Fund        Quest Global Value Fund
                                  Europe Fund                             Global Growth & Income Fund
                                  International Growth Fund

=======================================================================================================
EQUITY

                                  Stock                                   Stock & Bond
                                  Enterprise Fund(1)                      Main Street(R) Growth & Income Fund
                                  Discovery Fund                          Quest Opportunity Value Fund
                                  Main Street(R) Small Cap Fund           Total Return Fund
                                  Quest Small Cap Value Fund              Quest Balanced Value Fund
                                  MidCap Fund                             Capital Income Fund(2)
                                  Capital Appreciation Fund               Multiple Strategies Fund
                                  Growth Fund                             Disciplined Allocation Fund
                                  Disciplined Value Fund                  Convertible Securities Fund
                                  Quest Value Fund
                                  Trinity Growth Fund                     Specialty
                                  Trinity Core Fund                       Real Asset Fund
                                  Trinity Value Fund                      Gold & Special Minerals Fund


=======================================================================================================
FIXED INCOME

                                  Taxable                                 Municipal
                                  International Bond Fund                 California Municipal Fund(3)
                                  World Bond Fund                         Main Street(R) California Municipal Fund(3)
                                  High Yield Fund                         Florida Municipal Fund(3)
                                  Champion Income Fund                    New Jersey Municipal Fund(3)
                                  Strategic Income Fund                   New York Municipal Fund(3)
                                  Bond Fund                               Pennsylvania Municipal Fund(3)
                                  Senior Floating Rate Fund               Municipal Bond Fund
                                  U.S. Government Trust                   Insured Municipal Fund
                                  Limited-Term Government Fund            Intermediate Municipal Fund

                                                                          Rochester Division
                                                                          Rochester Fund Municipals
                                                                          Limited Term New York Municipal Fund

=======================================================================================================
 MONEY MARKET(4)

                                  Money Market Fund                       Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.

2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.

Not part of the Prospectus


                 29  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
24-hr access to account information and transactions
WWW.OPPENHEIMERFUNDS.COM

--------------------------------------------------------------------------------

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

--------------------------------------------------------------------------------

TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457

--------------------------------------------------------------------------------

PHONELINK
24-hr automated information and automated transactions
1.800.533.3310

--------------------------------------------------------------------------------

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461

--------------------------------------------------------------------------------

OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104

--------------------------------------------------------------------------------

TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

[OppenheimerFunds(R) LOGO]
Distributor, Inc.

RA0835.001.1099  December 30, 1999